LOSS PER SHARE	12 Months Ended
Dec. 31, 2025
Loss Per Share
LOSS PER SHARE

NOTE 26 - LOSS PER SHARE:

Both the basic and diluted loss per share have been calculated using the weighted average number of shares in issue during the relevant financial periods, the weighted average number of equity shares in issue and loss for the period as follows:

	Year Ended December 31
	2025	2024	2023

Net loss for the year attributable to A2Z’s shareholders	$37,735	$16,996	$16,061
Weighted average number of ordinary shares	36,958,606	21,369,527	13,899,212
Basic and diluted loss per share from continued operations	$0.96	$0.71	$1.10
Basic and diluted loss per share from discontinued operations	$0.07	$0.09	$0.06